Loan from Shareholder	12 Months Ended
Mar. 31, 2015
Previously Reported [Member]
Loan from Shareholder

NOTE 4 - LOAN FROM SHAREHOLDER

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by shareholders. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

As on March 31, 2015, the Company’s principal shareholder and sole director loaned the Company $2,875 to pay for incorporation costs and operating expenses. As of March 31, 2015 and 2014, the amount outstanding was $2,875 and $2,875. The loan is non-interest bearing, due upon demand and unsecured.